EXHIBIT 31.2.1



              CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
                  SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Howard L. Flanders, Executive Vice President and Chief Financial Officer of All American Semiconductor, Inc., certify that:

1. I have reviewed this amendment to annual report on Form 10-K of All American Semiconductor, Inc.;
2. Based on my knowledge, this amendment does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this amendment.

Date:  April 28, 2004                  /s/ HOWARD L. FLANDERS
                                       --------------------------------------
                                       Howard L. Flanders
                                       Executive Vice President and Chief
                                       Financial Officer